UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2024

Solitron Devices, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-04978	22-1684144
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Sansburys Way West Palm Beach, FL	33411
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 848-4311

(Former name or former address, if changed since last report.):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 25, 2024, the Annual Meeting of Stockholders (the “Annual Meeting”) of Solitron Devices, Inc. (the “Company”) was held. At the Annual Meeting, the Company’s stockholders voted on (i) the election of two directors as Class I directors to serve for a term expiring at the 2026 Annual Meeting of Stockholders (Proposal 1); (ii) ratification of the appointment of Whitley Penn LLP as the Company’s independent certified public accountants for the fiscal year ending February 29, 2024 (Proposal 2); (iii) approval of a non-binding advisory vote on the compensation of the named executive officers of the Company (“Say on Pay”) (Proposal 3) and (iv) the approval to transact such other and further business as may properly come before the meeting or any adjournments or postponements of the meeting (Proposal 4). The proposals are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 8, 2023.

Set forth below are the voting results on each matter submitted to the stockholders at the Annual Meeting.

Proposal 1. The Company’s stockholders voted to elect Mr. John F. Chiste and Mr. Dwight P. “Ike” Aubrey as the Company’s Class I directors. The Class I directors will serve for a term until the 2026 Annual Meeting of Stockholders:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John F. Chiste	1,152,121	7,213	81,931	439,244
Dwight P. Aubrey	1,151,771	7,263	82,231	439,244

Proposal 2. The Company’s stockholders voted to ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accountants for the fiscal year ending February 29, 2024.

Votes For	Votes Against	Abstentions
1,674,196	3,324	2,989

Proposal 3. The Company’s stockholders voted to approve a non-binding advisory vote on the compensation of the named executive officers of the Company (“Say on Pay”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,201,972	24,386	14,907	439,244

As there were sufficient votes to approve proposals 1, 2 and 3, proposal 4 was moot.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Solitron Devices, Inc.

Date: January 29, 2024	By:	/s/ Tim Eriksen
	Name:	Tim Eriksen
	Title:	Chief Executive Officer and Interim Chief Financial Officer

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